Exhibit 4.2
____________________________________________________________________________
McKESSON CORPORATION
$600,000,000 3.25% Notes due 2016

$600,000,000 4.75% Notes due 2021

$500,000,000 6.00% Notes due 2041
FIRST SUPPLEMENTAL INDENTURE

Dated as of February 28, 2011
to
Indenture Dated as of March 5, 2007
WELLS FARGO BANK, NATIONAL ASSOCIATION
Series Trustee
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
Original Trustee
____________________________________________________________________________

          FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 28, 2011, between McKESSON CORPORATION, a Delaware corporation (the “Issuer”), Wells Fargo Bank, National Association (the “Series Trustee”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (the “Original Trustee,” and, together with the Series Trustee, each a “Trustee”).
RECITALS
          WHEREAS, the Issuer has heretofore executed and delivered to the Original Trustee an Indenture dated as of March 5, 2007 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”) providing for the issuance by the Issuer from time to time of its debt securities to be issued in one or more series;
          WHEREAS, the Issuer, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Base Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Series Trustee this Supplemental Indenture to the Base Indenture in order to issue three new series of debt securities to be designated as the “3.25% Notes due 2016” (the “2016 Notes”), the “4.75% Notes due 2021” (the “2021 Notes”) and the “6.00% Notes due 2041” (the “2041 Notes” and, collectively with the 2016 Notes and the 2021 Notes, the “Notes”), and to set forth the terms that will be applicable thereto and the forms thereof;
          WHEREAS, the Issuer has duly determined to appoint Wells Fargo Bank, National Association as Series Trustee, registrar and paying agent under the Indenture with respect to the Notes (but only with respect to the Notes) and Wells Fargo Bank, National Association is willing to accept such appointment with respect to the Notes;
          WHEREAS, the Issuer is entering into this Supplemental Indenture with the Original Trustee and the Series Trustee to evidence and provide for the acceptance of appointment thereunder by the Series Trustee with respect to the Notes (but only with respect to the Notes), to add to or change any of the provisions of the Base Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, to make certain amendments to the Base Indenture pursuant to Section 8.1(f) of the Base Indenture to expressly permit the appointment of the Series Trustee as Trustee for the Notes (but only with respect to the Notes), and to make certain other amendments to the Base Indenture with respect to the Notes (but only with respect to the Notes);
          WHEREAS, the Issuer has requested that the Original Trustee enter into this Supplemental Indenture in connection with (i) the foregoing amendments and (ii) the Issuer’s appointment of the Series Trustee with all of the rights, powers, trusts, duties and obligations of Trustee, registrar and paying agent with respect to the Notes (but only with respect to the Notes);
          WHEREAS, Sections 2.1, 2.3, 8.1(c), 8.1(e) and 8.1(f) of the Base Indenture provide, among other things, that the Issuer and the Trustee may, without the consent of Holders, enter into indentures supplemental to the Base Indenture to add to the covenants of the Issuer for the benefit of the Holders of notes and to provide for specific terms applicable to any series of notes; and
          WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Series Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions set forth hereinafter and in the Indenture against payment therefor, the valid, binding and legal obligations of the Issuer and to make this Supplemental Indenture a valid, binding and legal agreement of the Issuer, have been done.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
APPLICATION OF SUPPLEMENTAL INDENTURE
AND CREATION OF NOTES
          Section 1.01 Application of this Supplemental Indenture.
          Notwithstanding any other provision of this Supplemental Indenture, the provisions of this Supplemental Indenture, including the covenants set forth in the Annexes hereto, are expressly and solely for the benefit of the Notes. Each of the series of the Notes constitutes a series of notes as provided in Section 2.3 of the Base Indenture.
          Section 1.02 Effect of this Supplemental Indenture.
          With respect to the Notes only, the Base Indenture shall be supplemented pursuant to Sections 2.1, 2.3, 8.1(c), 8.1(e) and 8.1(f) thereof to establish the terms of the Notes as set forth in this Supplemental Indenture, including as follows:
          (a) The definitions set forth in Article I of the Base Indenture shall be modified to the extent provided in Article II of this Supplemental Indenture.
          (b) The forms and terms of the securities representing the Notes required to be established pursuant to Sections 2.1 and 2.3 of the Base Indenture shall be established as set forth on Annex A hereto with respect to the 2016 Notes, on Annex B hereto with respect to the 2021 Notes and on Annex C hereto with respect to the 2041 Notes;
          (c) Section 8.1(f) of the Base Indenture regarding the appointment of a successor Trustee by entering into of supplemental indentures without the consent of Holders shall be amended and replaced in its entirety by Section 4.01 of this Supplemental Indenture; and
          (d) Section 9.1(a) of the Base Indenture regarding the consolidation, merger, sale or conveyance of the Issuer shall be amended and replaced in its entirety by Section 4.02 of this Supplemental Indenture.
ARTICLE II
DEFINITIONS
          Section 2.01 Definitions.
          (a) All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Base Indenture.
          (b) To the extent a defined term is defined both in this Supplemental Indenture, including the Annexes hereto, and in the Base Indenture, the definition in this Supplemental Indenture, including the Annexes hereto, shall govern with respect to the Notes.
          (c) The following definition shall have the meaning assigned below with respect to the Notes:
          “Corporate Trust Office” means the office of the Series Trustee at which the corporate trust business of the Series Trustee shall, at any particular time, be principally administered, which office is, as of the date of this Supplemental Indenture, located at 707 Wilshire Boulevard, 17th Floor, Los Angeles, CA 90017, Attention: Corporate Trust Department.

ARTICLE III
SERIES TRUSTEE, REGISTRAR AND PAYING AGENT WITH RESPECT TO THE NOTES
          Section 3.01 Appointment by the Issuer of Wells Fargo Bank, National Association as Series Trustee etc.
          Pursuant to the Base Indenture, as amended by this Supplemental Indenture, the Issuer hereby appoints Wells Fargo Bank, National Association as Series Trustee, registrar and paying agent under the Indenture with respect to the Notes (but only with respect to the Notes) with all of the rights, powers, trusts, duties and obligations of Trustee, registrar and paying agent under the Indenture with respect to the Notes (but only with respect to the Notes) with like effect as if originally named as such in the Indenture.
          Section 3.02 Acceptance by Wells Fargo Bank, National Association of Appointment as Series Trustee, etc.
          Wells Fargo Bank, National Association hereby accepts its appointment as Series Trustee, registrar and paying agent under the Indenture with respect to the Notes (but only with respect to the Notes) and accepts all of the rights, powers, trusts, duties and obligations of Trustee, registrar and paying agent under the Indenture with respect to the Notes (but only with respect to the Notes), upon the terms and conditions set forth herein and therein, with like effect as if originally named as such in the Indenture. Pursuant to the Base Indenture, there shall continue to be vested in the Original Trustee all of its rights, powers, trusts, duties and obligations as Trustee under the Base Indenture with respect to all of the series of securities as to which it has served and continues to serve as Trustee, and the Original Trustee shall have no rights, powers, trusts, duties and obligations with respect to the Notes.
          Section 3.03 Eligibility of Series Trustee.
          The Series Trustee hereby represents that it is qualified and eligible under the provisions of the Trust Indenture Act and Section 6.10 of the Base Indenture to accept its appointment as Series Trustee with respect to the Notes.
          Section 3.04 Concerning the Series Trustee.
          Neither the Original Trustee nor the Series Trustee assumes any duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Base Indenture and in this Supplemental Indenture, in carrying out its responsibilities hereunder, each shall have all of the rights, powers, privileges, protections, duties and immunities which it possesses under the Base Indenture. The Original Trustee and the Series Trustee shall not constitute co-trustees of the same trust, and each of the Original Trustee and the Series Trustee shall be trustee of a trust or trusts under the Indenture separate and apart from any trust or trusts under the Indenture administered by the other trustee. The Original Trustee shall have no liability for any acts or omissions of the Series Trustee and the Series Trustee shall have no liability for any acts or omissions of the Original Trustee.
          References in this Supplemental Indenture to sections of the Base Indenture that require or permit actions by the Original Trustee with respect to the Notes shall be deemed to require or permit actions only by the Series Trustee and the Original Trustee shall have no responsibility therefor.

ARTICLE IV
MISCELLANEOUS
          Section 4.01 Amendment to Section 8.1(f).
          For purposes of the Notes, and only with respect to the Notes, Section 8.1(f) of the Base Indenture is hereby amended to read as follows:
     “(f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series outstanding or, if other than the Person named as the “Trustee” in the first paragraph of this Indenture (or a successor to such Person pursuant to the applicable provisions of this Indenture) (for purposes of this Section 8.1(f), herein called the “Original Trustee”), to evidence and provide for the acceptance of appointment by a Trustee, at the election of the Issuer, with respect to other Securities of any series to be issued thereafter pursuant to this Indenture (a “Series Trustee”), and if not the Series Trustee, to evidence the identity of each registrar, paying agent or Authenticating Agent with respect to such Securities, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.12, it being understood that, anything contained herein or in any Board Resolution, Officer’s Certificate or supplemental indenture to the contrary notwithstanding, that (i) nothing herein shall constitute such Trustees co-trustees of the same trust, (ii) each such Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee, (iii) the Series Trustee shall have all the rights, powers, trusts, duties and obligations of the Original Trustee with respect to, and only with respect to, such Securities, (iv) the Original Trustee shall have no rights, powers, trusts, duties or obligations with respect to such Securities, (v) no Trustee hereunder shall have any liability for any acts or omissions of any other Trustee hereunder and (vi) no appointment of a Series Trustee shall become effective until the acceptance of the appointment by the Series Trustee in writing; and”
          Section 4.02 Amendment to Section 9.1(a).
          For purposes of the Notes, and only with respect to the Notes, Section 9.1(a) of the Base Indenture is hereby amended to read as follows:
     “(a) either the Issuer shall be the continuing corporation, or the successor corporation or Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which the properties and assets of the Issuer substantially as an entirety are transferred or leased is a corporation, limited liability company or limited partnership organized or existing under the laws of the United States, any state of the United States or the District of Columbia, and if such entity is not a corporation, a co-obligor of the Securities is a corporation organized or existing under any such laws, and such successor corporation or Person, including such co-obligor, if any, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Issuer under the Securities and this Indenture; and”

          Section 4.03 Trust Indenture Act Controls.
          If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.
          Section 4.04 Notices.
          Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:
if to the Issuer:
McKesson Corporation
McKesson Plaza
One Post Street
San Francisco, CA 94104
Attention: General Counsel
Facsimile: (415) 983-8826
if to the Series Trustee:
Wells Fargo Bank, National Association
707 Wilshire Boulevard, 17th Floor
Los Angeles, CA 90017
Attn: Corporate Trust Department
Facsimile: (213) 614-3355
The Issuer or the Series Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.
          Section 4.05 Governing Law.
          THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
          Section 4.06 No Personal Liability of Directors, etc.
          None of the Issuer’s directors, officers, employees, incorporators or stockholders, as such, shall have any liability for any of the Issuer’s obligations under the Notes, the Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
          Section 4.07 Successors.
          All agreements of the Issuer in the Indenture and the Notes shall bind its successors. All agreements of the Series Trustee in the Indenture shall bind its successors.

          Section 4.08 Multiple Originals.
          The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.
          Section 4.09 Table of Contents; Headings.
          The table of contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.
          Section 4.10 Trustees Not Responsible for Recitals.
          The recitals contained herein shall be taken as statements of the Issuer, and the Original Trustee and the Series Trustee do not assume any responsibility for their correctness. The Original Trustee and the Series Trustee make no representations as to the validity or sufficiency of this Supplemental Indenture, except that the Original Trustee and the Series Trustee each represents that it is duly authorized to execute and deliver this Supplemental Indenture and perform its obligations hereunder.
          Section 4.11 Adoption, Ratification and Confirmation.
          The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

     IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

McKESSON CORPORATION
By:	/s/ Jeffrey C. Campbell
	Name:	Jeffrey C. Campbell
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Nicholas A. Loiacono
	Name:	Nicholas A. Loiacono
	Title:	Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Series Trustee
By:	/s/ Maddy Hall
	Name:	Maddy Hall
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Original Trustee
By:	/s/ Raymond Torres
	Name:	Raymond Torres
	Title:	Senior Associate

ANNEX A
               Pursuant to Section 2.3 of the Indenture, dated as of March 5, 2007 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Issuer, The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (the “Original Trustee”) and Wells Fargo Bank, National Association, as trustee (the “Series Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
1.	Designation. The designation of the securities is “3.25% Notes due 2016” (the “2016 Notes”).

2.	Initial Aggregate Principal Amount. The 2016 Notes shall be limited in initial aggregate principal amount to $600,000,000 (except for 2016 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2016 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Base Indenture).

3.	Currency Denomination. The 2016 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2016 Notes is payable is March 1, 2016.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2016 Note shall bear interest from February 28, 2011 at 3.25% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2011, to the persons in whose names the 2016 Notes are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the 2016 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 28, 2011. Interest on the 2016 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2016 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2016 Notes shall be payable, and the transfer of the 2016 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2016 Notes register; provided, however, that while any 2016 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2016 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.	Optional Redemption. The 2016 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2016 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2016 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2016 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2016 Notes or portions thereof called for redemption. If less than all of the 2016 Notes are to be redeemed, the 2016 Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2016 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2016 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2016 Notes in whole as described above, holders of the 2016 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2016 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2016 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2016 Notes repurchased plus accrued and unpaid interest, if any, on the 2016 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the 2016 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2016 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2016 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail to each holder of the 2016 Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2016 Note equal in principal amount to any unrepurchased portion of any 2016 Notes surrendered; provided, that each new 2016 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2016 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2016 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2016 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all 2016 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the 2016 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2016 Notes or portions of 2016 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2016 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2016 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2016 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2016 Notes or fails to make a rating of the 2016 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2016 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2016 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2016 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Base Indenture.

12.	Payment Currency. Principal and interest on the 2016 Notes shall be payable in Dollars.

13.	Payment Currency — Election. The principal of and interest on the 2016 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency — Index. The principal of and interest on the 2016 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2016 Notes shall be issued only as Registered Securities. The 2016 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2016 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Base Indenture will govern the transferability of the 2016 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Series Trustee shall initially serve as the registrar and the paying agent for the 2016 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2016 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Base Indenture with respect to the 2016 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Base Indenture with respect to the 2016 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2016 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2016 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2016 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2016 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2016 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2016 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2016 Notes, create and issue additional notes with the same terms as the 2016 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2016 Notes.

22.	Other Terms. The 2016 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2016 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the 2016 Notes, the form of the 2016 Notes shall control.
          Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1
[FORM OF 2016 NOTE]

REGISTERED	REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R — A[__]	CUSIP NO. 58155QAC7 ISIN NO. US58155QAC78
McKESSON CORPORATION
3.25% NOTES DUE MARCH 1, 2016
          McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________] Dollars ($[__________]) on March 1, 2016 and to pay interest on said principal sum from February 28, 2011, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 1 and September 1 (each such date, an “Interest Payment Date”) of each year commencing on September 1, 2011, at the rate of 3.25% per annum until the principal hereof shall have become due and payable.
          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of

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America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.
          Unless the certificate of authentication hereon has been executed by or on behalf of the Series Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
          Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
          The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

McKESSON CORPORATION
By:
Name:
Title:

Attest:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.
WELLS FARGO BANK, NATIONAL ASSOCIATION
     as Series Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]
          This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.25% Notes due March 1, 2016 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of March 5, 2007 (the “Base Indenture”), duly executed and delivered between the Issuer and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association (the “Original Trustee,” which term includes any successor Trustee with respect to the Securities under the Base Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), duly executed and delivered between the Issuer, the Original Trustee and Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Series Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Original Trustee, the Series Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
          The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.
          Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
          The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.
          “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
          “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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          “Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.
          “Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.
          If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
          The paying agent will promptly mail to each holder of the Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
          Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of

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default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
          “Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
          “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
          “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.
          “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.
          “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the

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Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture contains provisions permitting the Issuer and the Original Trustee or the Series Trustee, as applicable, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Original Trustee or the Series Trustee, as applicable, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Series Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

A-1-7

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Note for registration of transfer, the Issuer, the Series Trustee and any agent of the Issuer or the Series Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Series Trustee nor any such agent shall be affected by notice to the contrary.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

A-1-8

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Principal Amount
of Notes
by which this
Registered Global
Security is to be
	Reduced or Increased,	Remaining Principal
	and Reason for	Amount of this Registered
Date	Reduction or Increase	Global Security	Notation Made By

A-1-9

Annex B
            Pursuant to Section 2.3 of the Indenture, dated as of March 5, 2007 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Issuer, The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (the “Original Trustee”) and Wells Fargo Bank, National Association, as trustee (the “Series Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
1.	Designation. The designation of the securities is “4.75% Notes due 2021” (the “2021 Notes”).

2.	Initial Aggregate Principal Amount. The 2021 Notes shall be limited in initial aggregate principal amount to $600,000,000 (except for 2021 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2021 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Base Indenture).

3.	Currency Denomination. The 2021 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2021 Notes is payable is March 1, 2021.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2021 Note shall bear interest from February 28, 2011 at 4.75% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2011, to the persons in whose names the 2021 Notes are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the 2021 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 28, 2011. Interest on the 2021 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2021 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2021 Notes shall be payable, and the transfer of the 2021 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2021 Notes register; provided, however, that while any 2021 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2021 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.	Optional Redemption. The 2021 Notes may be redeemed in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the 2021 Notes are redeemed on or after December 1, 2020, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2021 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2021 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2021 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2021 Notes or portions thereof called for redemption. If less than all of the 2021 Notes are to be redeemed, the 2021 Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2021 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2021 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.
8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2021 Notes in whole as described above, holders of the 2021 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2021 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2021 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2021 Notes repurchased plus accrued and unpaid interest, if any, on the 2021 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the 2021 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2021 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2021 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail to each holder of the 2021 Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2021 Note equal in principal amount to any unrepurchased portion of any 2021 Notes surrendered; provided, that each new 2021 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2021 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2021 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2021 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the

Change of Control Payment in respect of all 2021 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the 2021 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2021 Notes or portions of 2021 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2021 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2021 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2021 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2021 Notes or fails to make a rating of the 2021 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2021 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2021 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2021 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Base Indenture.

12.	Payment Currency. Principal and interest on the 2021 Notes shall be payable in Dollars.

13.	Payment Currency — Election. The principal of and interest on the 2021 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency — Index. The principal of and interest on the 2021 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2021 Notes shall be issued only as Registered Securities. The 2021 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2021 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Base Indenture will govern the transferability of the 2021 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Series Trustee shall initially serve as the registrar and the paying agent for the 2021 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2021 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Base Indenture with respect to the 2021 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Base Indenture with respect to the 2021 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2021 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2021 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such

Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of itsSubsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2021 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.
Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2021 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2021 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).
The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.
The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.
20.	Conversion and Exchange. The 2021 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2021 Notes, create and issue additional notes with the same terms as the 2021 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2021 Notes.

22.	Other Terms. The 2021 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2021 Notes attached hereto as Annex B-1. In case of any conflict between this Annex B and the 2021 Notes, the form of the 2021 Notes shall control.
            Capitalized terms used but not otherwise defined in this Annex B shall have the respective meanings ascribed to such terms in the Indenture.

Annex B-1
[FORM OF 2021 NOTE]

REGISTERED	REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R — B[__]	CUSIP NO. 58155QAD5
ISIN NO. US58155QAD51
McKESSON CORPORATION
4.75% NOTES DUE MARCH 1, 2021
          McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________] Dollars ($[__________]) on March 1, 2021 and to pay interest on said principal sum from February 28, 2011, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 1 and September 1 (each such date, an “Interest Payment Date”) of each year commencing on September 1, 2011, at the rate of 4.75% per annum until the principal hereof shall have become due and payable.
          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record

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date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.
          Unless the certificate of authentication hereon has been executed by or on behalf of the Series Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
          Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
          The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

McKESSON CORPORATION
By:
Name:
Title:

Attest:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Series Trustee
By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]
          This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.75% Notes due March 1, 2021 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of March 5, 2007 (the “Base Indenture”), duly executed and delivered between the Issuer and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association (the “Original Trustee,” which term includes any successor Trustee with respect to the Securities under the Base Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), duly executed and delivered between the Issuer, the Original Trustee and Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Series Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Original Trustee, the Series Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
          The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.
          Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
          The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the Notes are redeemed on or after December 1, 2020, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.
          “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
          “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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          “Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.
          “Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.
          If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
          The paying agent will promptly mail to each holder of the Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
          Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of

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default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
          “Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
          “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
          “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.
          “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.
          “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the

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Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture contains provisions permitting the Issuer and the Original Trustee or the Series Trustee, as applicable, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Original Trustee or the Series Trustee, as applicable, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Series Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

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          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Note for registration of transfer, the Issuer, the Series Trustee and any agent of the Issuer or the Series Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Series Trustee nor any such agent shall be affected by notice to the contrary.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Principal Amount
of Notes
by which this
Registered Global
Security is to be
	Reduced or Increased,	Remaining Principal
	and Reason for	Amount of this Registered
Date	Reduction or Increase	Global Security	Notation Made By

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Annex C
            Pursuant to Section 2.3 of the Indenture, dated as of March 5, 2007 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Issuer, The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (the “Original Trustee”) and Wells Fargo Bank, National Association, as trustee (the “Series Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:
1.	Designation. The designation of the securities is “6.00% Notes due 2041” (the “2041 Notes”).

2.	Initial Aggregate Principal Amount. The 2041 Notes shall be limited in initial aggregate principal amount to $500,000,000 (except for 2041 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2041 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Base Indenture).

3.	Currency Denomination. The 2041 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2041 Notes is payable is March 1, 2041.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2041 Note shall bear interest from February 28, 2011 at 6.00% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2011, to the persons in whose names the 2041 Notes are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the 2041 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 28, 2011. Interest on the 2041 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2041 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2041 Notes shall be payable, and the transfer of the 2041 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2041 Notes register; provided, however, that while any 2041 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2041 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.	Optional Redemption. The 2041 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the 2041 Notes are redeemed on or after September 1, 2040, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2041 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2041 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2041 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2041 Notes or portions thereof called for redemption. If less than all of the 2041 Notes are to be redeemed, the 2041 Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2041 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2041 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2041 Notes in whole as described above, holders of the 2041 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2041 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2041 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2041 Notes repurchased plus accrued and unpaid interest, if any, on the 2041 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the 2041 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2041 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2041 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail to each holder of the 2041 Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2041 Note equal in principal amount to any unrepurchased portion of any 2041 Notes surrendered; provided, that each new 2041 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2041 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2041 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2041 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the

Change of Control Payment in respect of all 2041 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the 2041 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2041 Notes or portions of 2041 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2041 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2041 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2041 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2041 Notes or fails to make a rating of the 2041 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2041 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2041 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2041 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Base Indenture.

12.	Payment Currency. Principal and interest on the 2041 Notes shall be payable in Dollars.

13.	Payment Currency — Election. The principal of and interest on the 2041 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency — Index. The principal of and interest on the 2041 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2041 Notes shall be issued only as Registered Securities. The 2041 shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2041 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Base Indenture will govern the transferability of the 2041 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Series Trustee shall initially serve as the registrar and the paying agent for the 2041 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2041 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Base Indenture with respect to the 2041 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Base Indenture with respect to the 2041 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2041 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2041 Notes by a lien ranking equally to and ratably with (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such

Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2041 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2041 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2041 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2041 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2041 Notes, create and issue additional notes with the same terms as the 2041 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2041 Notes.

22.	Other Terms. The 2041 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2041 Notes attached hereto as Annex C-1. In case of any conflict between this Annex C and the 2041 Notes, the form of the 2041 Notes shall control.
          Capitalized terms used but not otherwise defined in this Annex C shall have the respective meanings ascribed to such terms in the Indenture.

Annex C-1
[FORM OF 2041 NOTE]

REGISTERED	REGISTERED
THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R — C1	CUSIP NO. 58155QAE3 ISIN NO. US58155QAE35
McKESSON CORPORATION
6.00% NOTES DUE MARCH 1, 2041
          McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 1, 2041 and to pay interest on said principal sum from February 28, 2011, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 1 and September 1 (each such date, an “Interest Payment Date”) of each year commencing on September 1, 2011, at the rate of 6.00% per annum until the principal hereof shall have become due and payable.
          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record

C-1-1

date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.
          Unless the certificate of authentication hereon has been executed by or on behalf of the Series Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
          Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.
          The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

C-1-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

McKESSON CORPORATION

By:
Name:
Title:

Attest:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Series Trustee
By:
Authorized Signatory

Dated:

C-1-3

[FORM OF REVERSE SIDE OF NOTE]
          This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 6.00% Notes due March 1, 2041 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of March 5, 2007 (the “Base Indenture”), duly executed and delivered between the Issuer and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association (the “Original Trustee,” which term includes any successor Trustee with respect to the Securities under the Base Indenture), as supplemented and amended by the First Supplemental Indenture, dated as of February 28, 2011 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), duly executed and delivered between the Issuer, the Original Trustee and Wells Fargo Bank, National Association, as trustee with respect to the Notes (the “Series Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Original Trustee, the Series Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.
          The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.
          Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.
          The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the Notes are redeemed on or after September 1, 2040, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Series Trustee by a method the Series Trustee deems to be fair and appropriate.
          “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
          “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Series Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

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          “Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.
          “Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Series Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Series Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.
          If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.
          The paying agent will promptly mail to each holder of the Notes properly tendered the repurchase price for such Notes, and the Series Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.
          Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of

C-1-5

default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Series Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
          “Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).
          “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
          “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.
          “Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.
          “Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the

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Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture contains provisions permitting the Issuer and the Original Trustee or the Series Trustee, as applicable, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Original Trustee or the Series Trustee, as applicable, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.
          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Series Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

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          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Note for registration of transfer, the Issuer, the Series Trustee and any agent of the Issuer or the Series Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Series Trustee nor any such agent shall be affected by notice to the contrary.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED
GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]
Schedule A
Changes to Principal Amount of Registered Global Securities

Principal Amount
of Notes
by which this
Registered Global
Security is to be
	Reduced or Increased,	Remaining Principal
	and Reason for	Amount of this Registered
Date	Reduction or Increase	Global Security	Notation Made By

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